UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580	54-1956515
(Commission File Number)	(IRS Employer Identification No.)

3901 Stonecroft Boulevard
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in  Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 30, 2018, Intersections Inc. held its annual meeting of stockholders.  Matters voted on at the annual meeting and the results thereof were as follows:

1. Election of Directors
	For	Withheld	Broker Non-Votes
Michael R. Stanfield	13,111,196	5,241,344	4,692,108
John M. Albertine	13,259,747	5,092,793	4,692,108
Thomas G. Amato	17,914,571	437,969	4,692,108
Thomas L. Kempner	12,396,200	5,956,340	4,692,108
Bruce L. Lev	13,234,186	5,118,354	4,692,108
David A. McGough	16,684,800	1,667,740	4,692,108
Melvin R. Seiler	13,483,053	4,869,487	4,692,108

	For	Against	Abstain	Broker Non-Votes
2. An advisory vote on executive compensation	11,645,287	6,699,248	8,005	4,692,108

	For	Against	Abstain	Broker Non-Votes
3. Ratification of the appointment of RSM US LLP as the independent registered public accounting firm	22,984,294	45,634	14,720	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2018

INTERSECTIONS INC.

By:	/s/ Ronald L. Barden
Name:	Ronald L. Barden
Title:	Chief Financial Officer